THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                  DATALOGIC INTERNATIONAL, INC.
                             FORM OF
              CLASS B COMMON STOCK PURCHASE WARRANT

                                                            Warrant No.: ____

                        ____________, 2006

      THIS CERTIFICATE certifies that ____________________, having an address at ______________________________________, or permitted assignees is the registered holder (the "Holder") of this Class B Common Stock Purchase Warrant (the "Warrant") to purchase shares of the common stock, $.001 par value per share (the "Common Stock"), of DataLogic International, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"). This Warrant has been issued to the Holder in connection with the private placement of securities offered pursuant to the securities Purchase Agreement dated as of May __, 2006 (together with all documents and filings attached thereto, the "Offering Documents").

      FOR VALUE RECEIVED, the Company hereby certifies that the Holder is entitled to purchase from the Company ____________ duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at a purchase price per share equal to $0.45 (the "Warrant Price"), and subject to the terms, conditions and adjustments set forth below in this Warrant and in the Offering Documents. The person or entity in whose name this Warrant is registered on the records of the Company regarding registration and transfers of this Warrant (the "Warrant Register") is the owner and holder thereof for all purposes, except as described in Section 6 hereof.

      1. Vesting of Warrant. This Warrant shall vest and become exercisable on the six month anniversary of the Closing Date (as defined in the Offering Documents) ("Vesting Date").

      2. Expiration of Warrant. This Warrant shall expire at 5:00 p.m., New York local time, on May [__], 2011, which is the five year anniversary of the Vesting Date (the "Expiration Date").

      3. Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of Section 1 and this Section 3 hereof.

            3.1 Manner of Exercise. This Warrant may only be exercised by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of this Warrant, into shares of Common Stock, during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a "Business Day") on or prior to the Expiration Date with respect to such portion of this Warrant, by surrender of this Warrant to the Company at its office maintained pursuant to Section 8.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant as Exhibit A duly executed by or on behalf of the Holder together with (a) or (b) below:

            (a) the payment of the Warrant Price in cash; or

            (b) (i) In the event that a registration statement covering the resale of the shares of Common Stock underlying this Warrant has not been declared effective within one year from the date of this Warrant, the Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time until such registration statement has been declared effective (which shall remain effective for a period of at least 90 days), on a cashless basis, by surrendering this Warrant, with the purchase form attached to this Warrant as Exhibit A duly executed by or on behalf of the Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Warrant Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 3.1(b), the number of Warrant Shares issued to the Holder shall be determined according to the following formula:

            X = Y(A-B)
                ------
                  A

           Where:  X = the number of Warrant Shares that shall be issued to the Holder;
                   Y = the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Warrant Price);
                   A = the Fair Market Value (as defined below) of one share
                       of Common Stock; and
                   B = the Warrant Price then in effect.

                (ii) The Fair Market Value per share of Common Stock shall be determined as follows:

                     (1) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, as defined below, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date, as defined below, (provided that if the Common Stock is not so listed on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2) below).

                     (2) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, as defined below, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company or an authorized committee of the Board of Directors of the Company (the "Board") to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 15 days after such request, notify the Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, as defined below, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 3.1(b) shall be delayed until such determination is made and notice thereof is provided to the Holder.

            3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof ("Exercise Date"), and, at such time, the corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a "Person" or the "Persons") in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

            3.3 Delivery of Stock Certificates. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three (3) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof or, subject to
Section 6 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

            (a) a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled upon exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, all issuances of Common Stock shall be rounded up to the nearest whole share.

            (b) in case exercise is in part only, a new Warrant of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of shares called for on the face of this Warrant minus the number of shares designated by the Holder upon exercise as provided in Section 3.1 hereof (without giving effect to any adjustment thereof).

            3.4 Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of rights presented by this Warrant will, upon issuance by the Company, be validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens and charges with respect thereto. The Company further covenants and agrees that, from and after the date of issuance of the Warrant and during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

            3.5 Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the written request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation any rights to registration of the shares of Common Stock issued upon exercise) to which the Holder shall continue to be entitled after exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such Holder.

      4.    Anti-dilution Adjustment.

            4.1    Stock Dividends, Stock Splits, Etc.   If the Company
declares or pays a dividend on its Common Stock payable in Common Stock or other securities, or subdivides the outstanding Common Stock into a greater amount of Common Stock, then upon exercise of this Warrant, for each Warrant Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Warrant Shares of record as of the date the dividend or subdivision occurred.

              4.2 Reclassifications, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant, Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for the Warrant Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.2, including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 4.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

            4.3   Adjustments for Combinations, Etc.   If the outstanding
shares of Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

            4.4   Merger or Consolidation.   In case of any consolidation of
the Company with, or merger of the Company into any other corporation, or in the case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the registered holder of the Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore subject to acquisition upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore subject to acquisition and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

            4.5   Adjustment of Warrant Price.

            (a) Except as otherwise hereinafter provided in Section 4.6, in the event that the Company shall, at any time prior to the first anniversary of the date hereof , sell any shares of Common Stock for a consideration per share less than the Warrant Price, or issue any options, rights or warrants to purchase Common Stock or issue any securities convertible into or exchangeable for Common Stock at an exercise or conversion price below the Warrant Price (such lower per share Common Stock sale price and/or derivative security exercise or conversion price below the Warrant Price being referred to as the "Lowered Warrant Price"), then the Warrant Price for the exercise of all Warrant Shares hereunder shall immediately be changed to the Lowered Warrant Price.

            (b) Except as otherwise hereinafter provided in Section 4.6, in the event that the Company shall, at anytime after the first anniversary of the date hereof, issue or sell any shares of Common Stock or issue any options, rights or warrants to purchase Common Stock or issue any securities convertible into or exchangeable for Common Stock at the Lowered Warrant Price, then the Warrant Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Warrant Price in effect immediately prior to such issuance or sale, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Warrant Price be adjusted pursuant to this computation to an amount in excess of the Warrant Price in effect immediately prior to such computation.

            4.6   Exceptions.   No adjustment to the Warrant Price shall be
made pursuant to Section 4.5 with respect to (i) the issuance or sale of this Warrant or Warrant Shares, or other Warrants and Warrant Shares issued in connection herewith, or shares of Common Stock issuable upon exercise of other options, warrants and convertible securities outstanding as of the date hereof, or (ii) the issuance or sale of any shares of capital stock, or the grant of options exercisable therefore, issued or issuable after the date of this Warrant, to directors, officers, employees, advisers and consultants of the Company or any subsidiary pursuant to any incentive or non-qualified stock option plan or agreement, stock purchase plan or agreement, employee stock ownership plan (ESOP), or such other similar compensatory options, issuances, arrangements or plans approved by the Company's Board of Directors, or (iii) the issuance or sale of any shares of capital stock, or the grant of options or warrants exercisable therefore, issued or issuable after the date of this Warrant, in consideration of any acquired business or non-cash assets.


            4.7 Notice of Adjustments. Upon any adjustment of the terms of this Warrant pursuant to this Section 4, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Warrant, which notice shall state the Warrant Price resulting from such adjustment and the changes, if any, in the number of Warrant Shares or kind of securities or other property purchasable at such price upon the exercise hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            4.8 Adjustment in Number of Securities. Upon each adjustment of the Warrant Price pursuant to the provisions of this Section 4, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

            4.9   No Fractional Shares.   No fractional shares shall be
issuable upon exercise of this Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole share.

     5. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof and not be subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of issuing the shares of Common Stock underlying this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the issuance or exercise thereof, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue the Common Stock and effect the exercise of this Warrant, in addition to such other remedies as shall be available to Holder, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company's Common Stock. All shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable and free from preemptive rights and free from taxes, liens and charges with respect thereto.

      6. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

      7.    Restrictions on Transfer.

            7.1 Restrictive Legends. This Warrant and each Warrant issued upon transfer or in substitution for this Warrant pursuant to
Section 7, each certificate for Common Stock issued upon the exercise of any Warrant and each certificate issued upon the transfer of any such Common Stock shall be transferable only upon satisfaction of the conditions specified in this Section 7 and Section 8.4. Each of the foregoing securities shall be stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth in Section 7 and Section 8.4 hereof and any restrictions required under the Securities Act of 1933, as amended (the "Act").

            7.2 Notice of Proposed Transfer; Opinion of Counsel. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

            7.3 Termination of Restrictions. The restrictions imposed by this Section 7 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which Restricted Securities shall have been effectively registered under the Act, or (b) when, in the opinions of both counsel for the Holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Act or Section 8 hereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 7.1 hereof.

      8.    Ownership, Transfer and Substitution of Warrant.

            8.1 Ownership of Warrant. The Company may treat the person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 8.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 7 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

            8.2   Office; Transfer and Exchange of Warrant.

            (a) The Company will maintain as principal offices at 18301 Von Karman Avenue, Suite 250, Irvine, California 92612 as the office where notices, presentations and demands in respect of this Warrant may be made upon it until the Company notifies the holder of this Warrant of any change of location of the office.

            (b) The Company shall cause to be kept at its office maintained pursuant to Section 8.2(a) hereof a Warrant Register for the registration and transfer of this Warrant. The names and addresses of holders of this Warrant, the transfers thereof and the names and addresses of transferees of this Warrant shall be registered in such Warrant Register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

            (c) Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 8.2(a) hereof, the Company at its expense will (subject to compliance with Section 8 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of this Warrant so surrendered.

            8.3 Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to
Section 8.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

            8.4 Restrictions on Transfer. In addition to the restrictions on transfer set forth in Section 7 hereof, neither this Warrant nor any portion of this Warrant may be transferred without the consent of the Company.

      9. No Rights or Liabilities as Stockholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

      10. Notices of Record Date, Etc. In case the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the registered holder of this Warrant a notice specifying, as the case may be: (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived by the registered holder of this Warrant.

      11. Notices. Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing (or in the form of a facsimile) addressed as hereinafter provided and actually delivered at said address: (a) if to any Holder, at the registered address of such holder as set forth in the Warrant Register kept at the office of the Company maintained pursuant to Section 8.2(a) hereof, or (b) if to the Company, to the attention of its Chief Financial Officer at its office maintained pursuant to Section 8.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

      12. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

      13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.

                 DATALOGIC INTERNATIONAL, INC.



                 By:  _________________________
                 Name:
                 Title:

                            EXHIBIT A

                          PURCHASE FORM


To: DataLogic International, Inc.                          Dated:____________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to purchase (check applicable box):

     _________ shares of the Common Stock of DataLogic International, Inc. covered by such Warrant; or

     the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 3.1(b).

     The undersigned herewith makes payment of the full Warrant Price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

     $______ in lawful money of the United States; and/or

     the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation) ; and/or the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3.1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3.1(b).

                  ________________________________________
                  Print or Type Name

                  ________________________________________
                  (Signature must conform in all respects
                   to name of holder as specified on the
                   face of Warrant)


                  ________________________________________
                  (Street Address)


                  ________________________________________
                  (City)            (State)      (Zip Code)



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


                            EXHIBIT B



                  FORM OF TRANSFEROR ENDORSEMENT
            (To be signed only on transfer of Warrant)

      For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of DATALOGIC INTERNATIONAL, INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of DATALOGIC INTERNATIONAL, INC. with full power of substitution in the premises.

Transferees                Percentage Transferred         Number Transferred
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


Dated:  ______________, ___________    ______________________________________
                                       (Signature must conform to name of
                                        holder specified on the face of
                                        the warrant)
Signed in the presence of:
___________________________________    _______________________________________
    (Name)                             _______________________________________

                                               (address)

ACCEPTED AND AGREED:                    ______________________________________
[TRANSFEREE]                            ______________________________________
                                               (address)
____________________________________
    (Name)




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